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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) APRIL 15, 1999

                         MORTON INDUSTRIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

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           GEORGIA                         0-13198                 38-0811650
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State or other jurisdiction of     (Commission File Number)     (I.R.S. Employer
incorporation or organization                                    Identification
                                                                      No.)
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    1021 WEST BIRCHWOOD, MORTON, ILLINOIS                           61550
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   (Address of principal executive offices)                       (Zip Code)
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       (Registrant's telephone number, including area code  309-266-7176

         (Former name or former address, if changed since last report.)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

    WORTHINGTON CUSTOM PLASTICS, INC., ACQUISITION

    On February 26, 1999, we entered into an agreement with Worthington Custom Plastics, Inc. to acquire three manufacturing facilities which produce plastic components for construction and industrial original equipment manufacturers. On April 15, 1999 we concluded the acquisition. The business we acquired had sales of $105.1 million in 1998. The Worthington acquisition expands our plastic product offerings to include washing machine parts, electronics housings and other injection molded and thermoformed plastic products. The Worthington acquisition provides us critical mass in the plastics business and adds new original equipment manufacturers to our customer base.

    Pursuant to the agreement to purchase the Worthington businesses, we (i) paid Worthington Custom Plastics, Inc. $25.0 million in cash, subject to a working capital adjustment, net of certain assumed liabilities; (ii) issued 10,000 shares of preferred stock, without par value, of Morton Industrial Group, Inc. to Worthington Custom Plastics, Inc.; and (iii) provided for a contingent payment to Worthington Custom Plastics, Inc. The preferred stock is mandatorily redeemable five years from its issuance date at $1,000 per share, and will pay or accrue annual dividends at a rate of 8%. We may pay such dividends in cash or in additional shares of preferred stock. The dividend rate may be reduced upon certain pending changes in a Worthington Custom Plastics, Inc. customer contract. The contingent payment will be 15% of the fair market value of the acquired business as of December 31, 2004. For further detail, the Asset Purchase Agreement and First Amendment to Asset Purchase Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K.

    The assets acquired from Worthington Custom Plastics, Inc. in this transaction are held by Morton Custom Plastics, LLC, a recently formed limited liability company wholly owned by Morton Holdings, LLC, a recently formed limited liability company. Morton Holdings, LLC is 49% owned by Morton Industrial Group, Inc. and 51% owned by recently formed Quilvest Custom Plastics, Inc. Quilvest Custom Plastics, Inc. is an affiliate of shareholders of Morton Industrial Group, Inc. Morton Industrial Group, Inc. acts as the manager of Morton Holdings, LLC and is allocated 100% of each item of Morton Holdings, LLC's income, gains, losses, deductions and credits. Quilvest Custom Plastics, Inc. has granted Morton Industrial Group, Inc. an irrevocable option to purchase its interest in Morton Holdings, LLC at any time for the sum of One Thousand Dollars.

    To finance the acquisition of assets from Worthington Custom Plastics, Inc., Morton Custom Plastics, LLC and Morton Holdings, LLC entered into a secured revolving credit and term loan facility with General Electric Capital Corporation ("GECC") as agent and as a lender, pursuant to a Loan Agreement dated as of April 15, 1999, among Morton Holdings, LLC, Morton Custom Plastics, LLC, and GECC (the "Loan Agreement"). The Loan Agreement allows for an up to $24.0 million 4 1/2 year revolving credit facility and an up to $26.0 million
4 1/2 year term loan facility, both at variable interest rates based on LIBOR or the prime rate, at Morton Custom Plastics, LLC's option, plus various margins. Morton Custom Plastics, LLC also incurs a fee based on a certain percentage of the unused revolving credit facility. The term loan facility amortizes quarterly throughout its term. Morton Custom Plastics, LLC must also prepay certain amounts from the sale of assets, the issuance of new equity capital and from "excess cash flow."

    The Loan Agreement is secured by a lien on all of Morton Custom Plastics, LLC's assets, and the assets of its subsidiaries and by a pledge of Morton Holdings, LLC's membership interest in Morton Custom Plastics, LLC. For further detail, a copy of the Loan Agreement is filed as Exhibit 10.3 to this Form 8-K. The Loan Agreement includes certain financial covenants as to maximum capital expenditures; minimum fixed charge coverage ratio, minimum net income before interest, tax and depreciation; and minimum tangible net worth. The Loan Agreement also restricts certain activities of Morton Holdings, LLC and Morton Custom Plastics, LLC, including the payment of dividends to Morton Industrial Group, Inc.

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    Under the Loan Agreement, the amount available for borrowing depends on a borrowings base formula that applies varying percentages to certain values of "eligible" accounts receivable, inventory, equipment and real estate of Morton Custom Plastics, LLC. As of April 15, 1999, the total amount available for borrowing under the Loan Agreement was $42.8 million, and the total amount outstanding was $32.0 million.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    Audited financial statements of Worthington Non-Automotive Plastics Group of Worthington Custom Plastics, Inc., a subsidiary of Worthington Industries, Inc. for the ten months ended March 31, 1999 and for the years ended May 31, 1998 and 1997 will be filed by amendment to this Form 8-K.

    Morton Industrial Group, Inc. and Subsidiaries Unaudited Pro Forma Condensed Consolidated financial statements will be filed by amendment to this Form 8-K.

    The following documents are filed as Exhibits to this Form 8-K:

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EXHIBIT NO.  DOCUMENT
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      10.1   Asset Purchase Agreement among the Company, Morton Custom Plastics, LLC, and Worthington Custom
               Plastics, Inc. dated February 26, 1999.

      10.2   First Amendment to Asset Purchase Agreement, dated as of April 15, 1999, among the Company, Morton
               Custom Plastics, LLC and Worthington Custom Plastics, Inc.

      10.3   Credit Agreement dated as of April 15, 1999, among Morton Custom Plastics, LLC, Morton Holdings, LLC and
               General Electric Capital Corporation.

      99.1   Press release dated February 26, 1999 (1998 results).
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                MORTON INDUSTRIAL GROUP, INC.
                                (Registrant)

Date: April 29, 1999            By:
                                     [SIGNATURE]

                                     Name: Daryl R. Lindemann
                                     Title: VICE PRESIDENT OF BUSINESS
                                     DEVELOPMENT AND ACQUISITIONS
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                                 EXHIBIT INDEX

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EXHIBIT NO.  DOCUMENT
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      10.1   Asset Purchase Agreement among the Company, Morton Custom Plastics, LLC, and Worthington Custom
               Plastics, Inc. dated February 26, 1999.

      10.2   First Amendment to Asset Purchase Agreement, dated as of April 15, 1999, among the Company, Morton
               Custom Plastics, LLC and Worthington Custom Plastics, Inc.

      10.3   Credit Agreement dated as of April 15, 1999, among Morton Custom Plastics, LLC, Morton Holdings, LLC and
               General Electric Capital Corporation.

      99.1   Press release dated February 26, 1999 (1998 results).
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